                                                                  [LOGO] PIONEER

Pioneer
Small Company
Fund

SEMIANNUAL REPORT 4/30/98

Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman                      1
Portfolio Summary                             2
Performance Update                            3
Portfolio Management Discussion               6
Schedule of Investments                       9
Financial Statements                         16
Notes to Financial Statements                22
Report of Independent Public Accountants     27
Trustees, Officers and Service Providers     28
The Pioneer Family of Mutual Funds           29

  Pioneer Small Company Fund
--------------------------------------------------------------------------------
  LETTER FROM THE CHAIRMAN 4/30/98
--------------------------------------------------------------------------------


 Dear Shareowner,
--------------------------------------------------------------------------------


I am pleased to introduce this semiannual report for Pioneer Small Company Fund, covering the six months ended April 30, 1998. On behalf of your investment team, I thank you for your interest and this opportunity to comment on today's investing environment.

The United States' economic news continued to be positive, propelling the domestic stock market to yet another series of record highs. Large-capitalization stocks were the big winners with the Dow Jones Industrial Average returning over 22% as concerns about the Asian financial crisis drew investors toward the safety of U.S. "blue chip" companies.

Recently, many of the smaller sized, value-oriented stocks of the type found in your Fund have not performed as well as larger well-known growth stocks, but history tells us that markets are cyclical. While it is impossible to predict the direction of the markets with any degree of certainty, the fact remains that large company stocks' record-breaking pace has pushed that group's average price-to-earnings ratio to an all-time high. The rest of the market, on the other hand, is trading at lower levels. It would not be surprising to see a new trend emerge, with smaller-capitalization issues taking leadership positions as investors search for more reasonable valuations.

We believe that using a solid value approach to choosing stocks - purchasing them at reasonable prices and holding them until we think they reach full value - will help provide the best opportunity for positive long-term results. Investors who maintain a diversified portfolio and a long-term perspective have the potential to weather any short-term risks the market may pose.

I encourage you to read on to learn more about Pioneer Small Company Fund. If you have questions, please contact your investment professional, or Pioneer at 1-800-225-6292.

Respectfully,



/S/ John F. Cogan, Jr.


John F. Cogan, Jr.,
Chairman and President

  Pioneer Small Company Fund
--------------------------------------------------------------------------------
  PORTFOLIO SUMMARY 4/30/98
--------------------------------------------------------------------------------


 P o r t f o l i o    D i v e r s i f i c a t i o n
--------------------------------------------------------------------------------
 (As a percentage of total investment portfolio)


[PIE CHART]

U.S. Common Stocks            85%
Short-Term Cash Equivalents   10%
International Common Stock     5%


 S e c t o r    D i s t r i b u t i o n
--------------------------------------------------------------------------------
 (As a percentage of equity holdings)


[PIE CHART]

Consumer Cyclicals            29%
Consumer Staples              21%
Capital Goods                 14%
Technology                    13%
Basic Materials               11%
Energy                         4%
Financial                      3%
Healthcare                     3%
Transportation                 2%


 1 0   L a r g e s t    H o l d i n g s
--------------------------------------------------------------------------------
 (As a percentage of equity holdings)


--------------------------------------------------------------------------------
1. Jan Bell Marketing, Inc.    2.85%       6. Morrison Knudsen Corp.       2.43%
--------------------------------------------------------------------------------
2. Anacomp, Inc.               2.60        7. Uniroyal Technology Corp.    2.38
--------------------------------------------------------------------------------
3. Phar-Mor, Inc.              2.53        8. Micro Warehouse, Inc.        1.90
--------------------------------------------------------------------------------
4. First Brands Corp.          2.52        9. Magellan Health              1.89
                                              Services, Inc.
--------------------------------------------------------------------------------
5. John H. Harland Co.         2.52       10. Pittston Burlington Group    1.85
--------------------------------------------------------------------------------


  Fund holdings will vary for other periods.

  Pioneer Small Company Fund
--------------------------------------------------------------------------------
  PERFORMANCE UPDATE 4/30/98                                   CLASS A SHARES
--------------------------------------------------------------------------------


 S h a r e   P r i c e s   a n d    D i s t r i b u t i o n s
--------------------------------------------------------------------------------


Net Asset Value
per Share                  4/30/98         10/31/97
                           $14.42          $15.31

Distributions per Share    Income          Short-Term          Long-Term
(10/31/97 - 4/30/98)       Dividends       Capital Gains       Capital Gains
                               -           $1.325              $0.508


 I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Small Company Fund at public offering price, compared to the growth of the Russell 2000 Index.



Average Annual Total Returns
(As of April 30, 1998)

                               Net Asset     Public Offering
Period                           Value       Price*
Life-of-Fund                   25.93%        22.98%
(11/2/95)
1 Year                         36.35         28.49


* Reflects deduction of the maximum
  5.75% sales charge at the beginning
  of the period and assumes reinvest-
  ment of distributions at net asset
  value.

[MOUNTAIN CHART]

Growth of $10,000+
{PLOT POINTS]

                  Pioneer
                  Small    Russell
                  Company  2000
                  Fund*    Index

11/30/95          9425     10000
01/31/96          9860     10253
04/30/96          11383    11364
07/31/96          10908    10338
10/31/96          11338    11190
01/31/97          12600    12196
04/30/97          11638    11370
07/31/97          13966    13790
10/31/97          14726    14473
01/31/98          13921    14400
04/30/98          15868    16192


+ Index comparison begins 11/30/95. The Russell 2000 Index is an unmanaged measure of the 2,000 smallest stocks, based on capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and NASDAQ. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, charges or expenses. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

  Pioneer Small Company Fund
--------------------------------------------------------------------------------
  PERFORMANCE UPDATE 4/30/98                                    CLASS B SHARES
--------------------------------------------------------------------------------


 S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------

Net Asset Value
per Share                  4/30/98         10/31/97
                           $14.14          $15.10

Distributions per Share    Income          Short-Term          Long-Term
(10/31/97 - 4/30/98)       Dividends       Capital Gains       Capital Gains
                                -          $1.325              $0.508


 I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Small Company Fund, compared to the growth of the Russell 2000
Index.


Average Annual Total Returns
(As of April 30, 1998)

                            If              If
Period                     Held           Redeemed*
Life-of-Fund               25.05%          24.18%
(11/2/95)
1 Year                     35.32           31.32


* Reflects deduction of the maximum
  applicable contingent deferred sales
  charge (CDSC) at the end of the period
  and assumes reinvestment of
  distributions. The maximum CDSC
  of 4% declines over six years.

[MOUNTAIN CHART]

Growth of $10,000+
[PLOT POINTS]

                  Pioneer
                  Small    Russell
                  Company  2000
                  Fund*    Index

11/30/95          10000    10000
01/31/96          10442    10253
04/30/96          12026    11364
07/31/96          11504    10338
10/31/96          11941    11190
01/31/97          13238    12196
04/30/97          12209    11370
07/31/97          14624    13790
10/31/97          15389    14473
01/31/98          14524    14400
04/30/98          16222    16192


+ Index comparison begins 11/30/95. The Russell 2000 Index is an unmanaged measure of the 2,000 smallest stocks, based on capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and NASDAQ. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, charges or expenses. You cannot invest directly in the Index.


  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

  Pioneer Small Company Fund
--------------------------------------------------------------------------------
  PERFORMANCE UPDATE 4/30/98                                    CLASS C SHARES
--------------------------------------------------------------------------------


 S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------

Net Asset Value
per Share                  4/30/98         10/31/97
                           $14.15          $15.11

Distributions per Share    Income          Short-Term          Long-Term
(10/31/97 - 4/30/98)       Dividends       Capital Gains       Capital Gains
                                -          $1.325              $0.508



 I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Small Company Fund, compared to the growth of the Russell 2000 Index.


Average Annual Total Returns
(As of April 30, 1998)

                               If          If
Period                        Held       Redeemed*
Life-of-Fund                 22.65%       22.65%
(1/31/96)
1 Year                       35.40        35.40


* Assumes reinvestment of
  distributions. The 1% contingent
  deferred sales charge (CDSC)
  applies to redemptions made
  within  one year of purchase.

[MOUNTAIN CHART]

Growth of $10,000
[PLOT POINTS]


                  Pioneer
                  Small    Russell
                  Company  2000
                  Fund*    Index

01/31/96          10000    10000
04/30/96          11526    11084
07/31/96          11026    10083
10/31/96          11435    10915
01/31/97          12687    11895
04/30/97          11692    11090
07/31/97          14005    13450
10/31/97          14747    14116
01/31/98          13918    14045
04/30/98          15832    15793


The Russell 2000 Index is an unmanaged measure of the 2,000 smallest stocks, based on capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and NASDAQ. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, charges or expenses. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

  Pioneer Small Company Fund
--------------------------------------------------------------------------------
  PORTFOLIO MANAGEMENT DISCUSSION 4/30/98
--------------------------------------------------------------------------------


 Dear Shareowner,
--------------------------------------------------------------------------------


As Pioneer Small Company Fund began its new fiscal year last November, economic and currency crises in Asia dominated the financial news. This sparked a "flight to quality," with investors rushing to the most familiar and liquid securities they could find, paying record-high prices for a relatively small number of large-capitalization U.S. stocks while mostly ignoring small-capitalization stocks.

Reflecting this trend, over the past six months, the Dow Jones Industrial Average and Standard & Poor's 500 Index returned 22.84% and 22.46%, respectively, while the Russell 2000 Index posted an 11.87% total return. The 580 small cap funds tracked by Lipper Analytical Services returned an average of 11.07%. For the first half of its fiscal year, your Fund's Class A Shares posted a total return of 7.76%, Class B Shares 7.36% and Class C Shares 7.36%, all at net asset value.

Two factors seem to stand out when assessing why your Fund underperformed. First, the market capitalization of the Fund's portfolio holdings is smaller, on average, than those in the Lipper small cap universe; this made it an even more difficult period since most of the market appreciation was in larger stocks. In addition, the Fund owned significantly fewer financial stocks - a sector that turned in outstanding performance due to a number of recent mergers and acquisitions - compared to its peers. Although we continually monitor this group, the vast majority did not meet our strict value criteria.

Fully Invested, "Aggressive Value" Strategy
While it is impossible to predict which stocks investors will prefer - especially why and when their choices will shift - we do rely on certain disciplines. We search for stocks that fit our "aggressive value" investment style - out-of-favor companies selling at relatively low prices, but with strong cash flow, significant market share, solid balance sheets and skilled management. We tend to be drawn toward companies whose

  Pioneer Small Company Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


senior management have a significant ownership interest in the businesses they lead. Typically, we evaluate a company by assessing what we would pay if we were buying the entire business. This technique allows us to set well-defined buy and sell prices for all of the stocks that we review and place in the portfolio.

We analyze stocks for the portfolio one at a time - looking "bottom up" at their individual merits. This process often leads us to companies that Wall Street does not follow. As of April 30, the portfolio contained 115 stocks representing 55 industries.

Patience and Discipline
Our patience is beginning to pay off with respect to some of these holdings. One in particular is Jan Bell Marketing, a stock in the portfolio for almost two years. This jewelry marketer has a favorable price-to-book ratio and a highly regarded management team. It is starting to catch investors' attention and has recently traded over $5.50 a share, well above the Fund's average cost basis but below our target price.

We continued to add shares of Anacomp, the market leader in microfiche services, when its stock price dipped. The nature of its business may sound somewhat dull in today's technological age but we are impressed with its margins and the way its management operates the business.

Our style often leads us to buy stocks when they are at their most depressed levels. Patience is necessary as we wait for other investors to recognize the potential we already see. An example is CML Group, the parent company of NordicTrak and Smith & Hawken. In December, we added to the Fund's position in the stock after its price fell. It has since hired a new CEO and we are confident that a significant turnaround can occur, even though its stock price has remained sluggish. This same approach frequently directs us to companies that are prime takeover candidates. The Fund benefited from acquisitions in April when Dataflex and NAI Technologies were purchased by CompuCom Systems and DRS Technologies, respectively.

  Pioneer Small Company Fund
--------------------------------------------------------------------------------
  PORTFOLIO MANAGEMENT DISCUSSION 4/30/98                           (continued)
--------------------------------------------------------------------------------


Things began to improve for your Fund in January. The Fund posted gains as several stocks began to move toward our price targets. We started to take gains in several, including Bally Total Fitness Holding, the fitness center operator, Zapata, a food processor and American Annuity Group, a financial company. Retail drug store stocks, as a group, also fared well during the period. We were pleased with the performance of both Phar-Mor and Drug Emporium. Of course, there are always companies that fail to meet our expectations. John H. Harland, the check printing company, had a sharp price drop early in the period after the company's board removed its CEO, but we continue to believe in its long-term prospects.

Looking Ahead
Going forward, we believe it will be difficult for the large-cap companies that have led the market to sustain their record-setting growth. If earnings disappointments begin to appear, investors are likely to start looking for alternatives among smaller companies. We think the Fund has exposure to a number of exciting companies, and we are confident of their long-term outlook. Our emphasis on aggressive value means that we are typically buying stocks that we believe are near their "lows," which should even afford the Fund some protection in a down market.

We continue to believe that well-valued, small stocks offer some of the most attractive equity investments available today. This group has the potential to generate some significant returns, in exchange for taking some risk, and we look forward to both the opportunities and the challenges that lie ahead. On behalf of the entire small company team, thank you for your support.

Respectfully,



/s/ Todd E. Grady



Todd E. Grady,
Portfolio Manager

  Pioneer Small Company Fund
--------------------------------------------------------------------------------
  SCHEDULE OF INVESTMENTS 4/30/98
--------------------------------------------------------------------------------


 Shares                                                   Value
 ------                                                   -----
               COMMON STOCKS - 90.1%
               Basic Materials - 9.8%
               Agricultural Products - 0.4%
  110,000      Alico, Inc.                              $ 2,316,875
                                                        -----------
               Chemicals (Specialty) - 2.2%
  387,000      Specialty Chemical Resources, Inc.*+     $   387,000
1,237,500      Uniroyal Technology Corp.*+               11,756,250
                                                        -----------
                                                        $12,143,250
                                                        -----------
               Containers & Packaging (Paper) - 1.6%
  335,200      BWay Corp.*                              $ 8,819,950
                                                        -----------
               Paper & Forest Products - 1.2%
  760,200      Crown Vantage, Inc.*+                    $ 6,556,725
                                                        -----------
               Iron & Steel - 1.0%
  505,600      Kentucky Electric Steel, Inc.*+          $ 2,970,400
  102,500      Schnitzer Steel Industries, Inc.           2,716,250
                                                        -----------
                                                        $ 5,686,650
                                                        -----------
               Metals & Mining - 1.3%
  454,900      Inco, Ltd. (VBN Shares)                  $ 5,438,512
  801,500      Uranium Resources, Inc.*+                  1,803,375
                                                        -----------
                                                        $ 7,241,887
                                                        -----------
               Gold & Precious Metals Mining - 2.1%
  516,000      Cambior Inc.                             $ 4,063,500
  190,000      Getchell Gold Corp.*                       4,678,750
  635,000      TVX Gold Inc.*                             2,579,688
                                                        -----------
                                                        $11,321,938
                                                        -----------
               Total Basic Materials                    $54,087,275
                                                        -----------
               Capital Goods - 12.5%
               Aerospace/Defense - 0.0%
   27,500      First Aviation Services, Inc.*           $   165,000
                                                        -----------
               Engineering & Construction - 4.1%
  100,000      Level 3 Communications, Inc.*            $ 6,200,000
1,008,600      Morrison Knudsen Corp.*                   12,040,162
  434,556      Salient 3 Communications Inc.+             4,508,518
                                                        -----------
                                                        $22,748,680
                                                        -----------


The accompanying notes are an integral part of these financial statements.    9

  Pioneer Small Company Fund
--------------------------------------------------------------------------------
  SCHEDULE OF INVESTMENTS 4/30/98                                  (continued)
--------------------------------------------------------------------------------

 Shares                                                           Value
 ------                                                           -----
               Electrical Equipment - 2.0%
  500,500      Acme Electric Corp.*+                           $ 2,909,156
   75,000      Hadco Corp.*                                      2,868,750
  252,100      MagneTek, Inc.*                                   4,963,219
                                                               -----------
                                                               $10,741,125
                                                               -----------
               Machinery (Diversified) - 0.2%
  193,200      Interlake Corp.*                                $   893,550
                                                               -----------
               Metal Fabricators - 0.4%
  145,447      Keystone Consolidated Industries, Inc.*         $ 1,718,094
   61,000      Russel Metals, Inc.*                                238,823
                                                               -----------
                                                               $ 1,956,917
                                                               -----------
               Manufacturing (Specialized) - 1.3%
  396,200      The York Group, Inc.                            $ 7,230,650
                                                               -----------
               Office Equipment & Supplies - 4.3%
  780,620      Anacomp, Inc.*+                                 $12,880,230
  182,700      Nam Tai Electronics, Inc.                         2,900,363
  524,500      Nashua Corp.*+                                    8,064,187
                                                               -----------
                                                               $23,844,780
                                                               -----------
               Waste Management - 0.2%
  126,900      Philip Services Corp.*                          $   959,681
                                                               -----------
               Total Capital Goods                             $68,540,383
                                                               -----------
               Consumer Cyclicals - 25.9%
               Consumer (Jewelry, Novelties & Gifts) - 3.7%
2,534,600      Jan Bell Marketing, Inc.*+                      $14,098,712
  188,700      Stanhome, Inc.                                    6,321,450
                                                               -----------
                                                               $20,420,162
                                                               -----------
               Retail (Discounters) - 0.1%
  100,000      Hills Stores Co.*                               $   400,000
                                                               -----------
               Leisure Time (Products) - 0.5%
  164,700      Johnson Worldwide Associates, Inc.*             $ 2,552,850
                                                               -----------
               Auto Parts & Equipment - 0.5%
  211,700      Sparton Motors, Inc.*                           $ 1,600,981
  115,000      TBC Corp.*                                        1,020,625
                                                               -----------
                                                               $ 2,621,606
                                                               -----------

10    The accompanying notes are an integral part of these financial statements.

  Pioneer Small Company Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


 Shares                                                      Value
 ------                                                      -----
               Publishing - 0.6%
  574,500      INTERLINQ Software Corp.*+                 $ 3,267,469
                                                          -----------
               Retail (Specialty-Apparel) - 2.7%
  510,000      Catherines Stores Corp.*+                  $ 5,227,500
  524,000      Charming Shoppes, Inc.*                      2,439,875
1,898,000      CML Group, Inc.*                             3,558,750
  801,500      Dylex Ltd.*                                  3,194,008
   60,115      Harold's Stores, Inc.*                         465,891
                                                          -----------
                                                          $14,886,024
                                                          -----------
               Retail (Computers & Electronics) - 1.3%
1,090,000      InterTAN, Inc.*+                           $ 7,357,500
                                                          -----------
               Retail (Specialty) - 4.4%
  100,000      Bally Total Fitness Holding Corp.*         $ 3,075,000
  587,500      Cross-Continent Auto Retailers, Inc.*        4,883,594
  791,200      Jenny Craig Inc.*                            4,302,150
  576,500      Lechters, Inc.*                              3,765,266
  464,700      United Auto Group*                           8,422,687
                                                          -----------
                                                          $24,448,697
                                                          -----------
               Services (Commercial & Consumer) - 1.0%
  242,100      Angelica Corp.                             $ 5,326,200
                                                          -----------
               Retail (Home Shopping) - 3.4%
  175,900      Blair Corp.                                $ 4,859,237
  367,500      Creative Computers, Inc.*                    3,123,750
  602,500      Micro Warehouse, Inc.*                       9,414,062
  857,000      National Media Corp.*                        1,285,500
                                                          -----------
                                                          $18,682,549
                                                          -----------
               Textiles (Home Furnishings) - 1.2%
  885,800      EKCO Group, Inc.*                          $ 6,477,412
   20,000      Polymer Group, Inc.*                           245,000
  423,000      River Oaks Furniture, Inc.*+                         0
                                                          -----------
                                                          $ 6,722,412
                                                          -----------
               Textiles (Specialty) - 0.6%
  287,000      Cone Mills Corp.*                          $ 2,600,937
  153,000      Johnston Industries, Inc.                      870,188
                                                          -----------
                                                          $ 3,471,125
                                                          -----------


The accompanying notes are an integral part of these financial statements.   11

  Pioneer Small Company Fund
--------------------------------------------------------------------------------
  SCHEDULE OF INVESTMENTS 4/30/98                                  (continued)
--------------------------------------------------------------------------------


 Shares                                                               Value
 ------                                                               -----
               Textiles (Apparel) - 5.9%
  300,000      Brown Group Inc.                                   $  4,781,250
  498,000      Chic by H.I.S., Inc.+                                 4,170,750
  890,000      Donnkenny, Inc.*+                                     3,448,750
  312,000      The Leslie Fay Company, Inc.*+                        4,914,000
  646,500      Marisa Christina, Inc.*+                              2,484,984
  326,000      Norton McNaughton, Inc.*                              2,078,250
   45,500      O'Sullivan Industries Holdings, Inc.*                   688,188
  481,800      The Stride Rite Corp.                                 6,052,613
1,066,500      Tultex Corp.*                                         3,599,438
                                                                  ------------
                                                                  $ 32,218,223
                                                                  ------------
               Total Consumer Cyclicals                           $142,374,817
                                                                  ------------
               Consumer Staples - 19.3%
               Beverages (Non-Alcoholic) - 0.2%
  129,500      Pepsi-Cola Puerto Rico Bottling Co. (Class B)*     $    930,781
                                                                  ------------
               Foods - 4.6%
  500,000      Chiquita Brands International, Inc.                $  6,812,500
  484,700      Maple Leaf Foods, Inc.                                6,692,645
  854,186      WLR Foods, Inc.+                                      5,552,209
  500,000      Zapata Corp.                                          6,375,000
                                                                  ------------
                                                                  $ 25,432,354
                                                                  ------------
               Household Products (Non-Durables) - 3.2%
  465,200      First Brands Corp.                                 $ 12,473,175
   58,800      National Presto Industries,Inc                        2,337,300
  519,600      Royal Appliance Manufacturing Co.*                    2,857,800
                                                                  ------------
                                                                  $ 17,668,275
                                                                  ------------
               Personal Care - 0.5%
  215,000      Perrigo Co.*                                       $  2,781,563
                                                                  ------------
               Specialty Printing - 2.3%
  700,000      John H. Harland Co.                                $ 12,468,750
                                                                  ------------
               Restaurants - 2.8%
   10,000      Advantica Restaurant Group, Inc.*                  $     91,250
  657,600      Chart House Enterprises, Inc.*+                       5,877,300
      600      Cooker Restaurant Corp.                                   7,050
  405,500      Darden Restaurants                                    6,488,000


12    The accompanying notes are an integral part of these financial statements.

  Pioneer Small Company Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


 Shares                                                           Value
 ------                                                           -----
               Restaurants - (continued)
  398,100      Uno Restaurant Corp.*                          $  2,960,869
                                                              ------------
                                                              $ 15,424,469
                                                              ------------
               Retail Stores (Drug Stores) - 2.7%
  600,100      Drug Emporium, Inc.*                           $  2,512,919
1,119,200      Phar-Mor, Inc.*+                                 12,521,050
                                                              ------------
                                                              $ 15,033,969
                                                              ------------
               Retail Stores (Food Chains) - 1.5%
  546,500      Buttrey Food & Drug Stores Co.*+               $  8,334,125
                                                              ------------
               Services (Employment) - 1.1%
  787,800      Transmedia Network Inc.+                       $  5,810,025
                                                              ------------
               Services (Facilities & Environment) - 0.4%
  175,500      Dames & Moore Group                            $  2,248,594
                                                              ------------
               Total Consumer Staples                         $106,132,905
                                                              ------------
               Energy - 3.5%
               Oil & Gas (Exploration/Production) - 3.5%
1,915,000      Abacan Resource Corp.*                         $  2,453,594
2,815,000      Arakis Energy Corp.*                              4,926,250
  110,000      EEX Corp.*                                        1,065,625
  102,300      Forest Oil Corp.*                                 1,598,438
  137,300      Louis Dreyfus Natural Gas Corp.*                  2,754,581
  297,500      Plains Resources Inc.*                            6,173,125
                                                              ------------
               Total Energy                                   $ 18,971,613
                                                              ------------
               Financial - 2.7%
               Insurance (Life/Health) - 1.2%
  270,700      American Annuity Group, Inc.                   $  6,378,369
                                                              ------------
               Insurance (Property/Casualty) - 0.4%
   40,000      Financial Security Assurance Holdings Ltd.     $  2,395,000
                                                              ------------
               Investment Management - 1.1%
  665,800      Phoenix Duff & Phelps Corp.                    $  5,867,363
                                                              ------------
               Total Financial                                $ 14,640,732
                                                              ------------
               Healthcare - 3.1%
               Healthcare (Hospital Management) - 1.7%
  337,300      Magellan Health Services, Inc.*                $  9,360,075
                                                              ------------


The accompanying notes are an integral part of these financial statements.   13

  Pioneer Small Company Fund
--------------------------------------------------------------------------------
  SCHEDULE OF INVESTMENTS 4/30/98                                  (continued)
--------------------------------------------------------------------------------


 Shares                                                         Value
 ------                                                         -----
              Healthcare (Specialized Services) - 1.4%
393,000       Apria Healthcare Group, Inc.*                  $ 3,758,063
520,500       Cohr, Inc.*+                                     4,066,406
                                                             -----------
                                                             $ 7,824,469
                                                             -----------
              Total Healthcare                               $17,184,544
                                                             -----------
              Technology - 11.6%
              Electronics (Component Distributors) - 0.8%
 35,500       Espey Manufacturing & Electronics Corp.        $   532,500
631,700       Signal Technology Corp.*+                        3,790,200
                                                             -----------
                                                             $ 4,322,700
                                                             -----------
              Communications Equipment - 1.8%
140,000       Glenayre Technologies, Inc.*                   $ 2,196,250
849,500       PictureTel Corp.*                                7,857,875
                                                             -----------
                                                             $10,054,125
                                                             -----------
              Services (Data Processing) - 2.4%
774,900       Broadway & Seymour, Inc.*+                     $ 5,424,300
363,500       Dataflex Corp.*+                                 1,431,281
490,700       National Processing, Inc.*                       6,164,419
                                                             -----------
                                                             $13,020,000
                                                             -----------
              Electronics (Defense) - 0.4%
850,000       NAI Technologies, Inc.*+                       $ 2,443,750
                                                             -----------
              Equipment (Semiconductor) - 1.0%
150,000       BMC Industries, Inc.                           $ 2,737,500
401,000       Ferrofluidics Corp.*#+                           2,005,000
 20,000       Lam Research Corp.*                                620,000
                                                             -----------
                                                             $ 5,362,500
                                                             -----------
              Computers (Networking) - 0.0%
 75,000       Apertus Technologies, Inc.*                    $    72,656
                                                             -----------
              Computers (Peripherals) - 2.5%
873,000       Boca Research, Inc.*+                          $ 3,846,656
710,000       In Focus Systems, Inc.*                          6,123,750
624,000       Meridian Data, Inc.*+                            3,627,000
                                                             -----------
                                                             $13,597,406
                                                             -----------



14    The accompanying notes are an integral part of these financial statements.

  Pioneer Small Company Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


    Shares                                                      Value
    ------                                                      -----
                  Electronics (Semiconductors) - 0.3%
    295,000       Information Storage Devices, Inc.*         $  1,622,500
                                                             ------------
                  Computers (Software & Services) - 2.4%
    255,700       The Learning Company, Inc.*                $  7,319,413
    100,000       Progress Software Corp.*                      3,200,000
    718,000       Work Group Technology Corp.*+                 2,827,125
                                                             ------------
                                                             $ 13,346,538
                                                             ------------
                  Total Technology                           $ 63,842,175
                                                             ------------
                  Transportation - 1.7%
                  Air Freight - 1.7%
    489,500       Pittston Burlington Group                  $  9,178,125
                                                             ------------
                  Total Transportation                       $  9,178,125
                                                             ------------
                  TOTAL COMMON STOCKS
                  (Cost $445,114,617)                        $494,952,569
                                                             ------------

Principal
Amount            TEMPORARY CASH INVESTMENTS - 9.9%
                  Commercial Paper - 9.9%
$11,000,000       American Express Co., 5.51%, 5/6/98        $ 11,000,000
  9,744,000       Commercial Credit Corp., 5.51%, 5/1/98        9,744,000
  9,756,000       G.E. Capital Corp., 5.53%, 5/5/98             9,756,000
 12,545,000       Household Finance Corp., 5.53%, 5/4/98       12,545,000
 11,152,000       Texaco, Inc., 5.51%, 5/7/98                  11,152,000
                                                             ------------
                  TOTAL TEMPORARY CASH INVESTMENTS
                  (Cost $54,197,000)                         $ 54,197,000
                                                             ------------
                  TOTAL INVESTMENT IN SECURITIES - 100%
                  (Cost $499,311,617) (a)                    $549,149,569
                                                             ============

*   Non-income producing security.
+ Investments held by the Fund representing 5% or more of the outstanding voting stock of such company.
#   40,000 shares of Ferrofluidics Corp. were restricted as of April 30, 1998.
(a) At April 30, 1998, the net unrealized gain on investments based on cost for federal income tax purposes of $499,338,371 was as follows:

     Aggregate gross unrealized gain for all investments in which
       there is an excess of value over tax cost                   $103,429,456
     Aggregate gross unrealized loss for all investments in which
       there is an excess of tax cost over value                    (53,618,258)
                                                                   ------------
     Net unrealized gain                                           $ 49,811,198
                                                                   ============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 1998, aggregated $138,205,040 and $181,911,972, respectively.



The accompanying notes are an integral part of these financial statements.   15

  Pioneer Small Company Fund
--------------------------------------------------------------------------------
  BALANCE SHEET 4/30/98
--------------------------------------------------------------------------------


ASSETS:
  Investment in securities, at value (including temporary cash
    investments of $54,197,000) (cost $499,311,617)                $549,149,569
  Cash                                                                  208,157
  Receivables -
   Investment securities sold                                         3,428,484
   Fund shares sold                                                     625,869
   Dividends and interest                                                74,338
  Organizational costs - net                                             24,718
  Other                                                                   3,191
                                                                   ------------
    Total assets                                                   $553,514,326
                                                                   ------------
LIABILITIES:
  Payables -
   Investment securities purchased                                 $  8,463,496
   Fund shares repurchased                                            2,362,804
  Due to affiliates                                                     743,905
  Accrued expenses                                                      108,517
                                                                   ------------
    Total liabilities                                              $ 11,678,722
                                                                   ------------
NET ASSETS:
  Paid-in capital                                                  $439,523,563
  Accumulated net investment loss                                    (2,195,415)
  Accumulated undistributed net realized gain on investments         54,669,504
  Net unrealized gain on investments                                 49,837,952
                                                                   ------------
    Total net assets                                               $541,835,604
                                                                   ============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $248,110,416/17,206,117 shares)                $      14.42
                                                                   ============
  Class B (based on $273,859,561/19,363,639 shares)                $      14.14
                                                                   ============
  Class C (based on $19,865,627/1,403,832 shares)                  $      14.15
                                                                   ============
MAXIMUM OFFERING PRICE:
  Class A                                                          $      15.30
                                                                   ============


16    The accompanying notes are an integral part of these financial statements.

  Pioneer Small Company Fund
--------------------------------------------------------------------------------
  STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended 4/30/98


INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $7,695)      $1,286,980
  Interest                                                  1,049,818
                                                           ----------
    Total investment income                                                $ 2,336,798
                                                                           -----------
EXPENSES:
  Management fees                                          $2,174,562
  Transfer agent fees
   Class A                                                    296,871
   Class B                                                    242,003
   Class C                                                     17,523
  Distribution fees
   Class A                                                    276,549
   Class B                                                  1,284,337
   Class C                                                     89,302
  Accounting                                                   44,345
  Custodian fees                                               42,115
  Registration fees                                             7,417
  Professional fees                                            40,717
  Printing                                                      8,526
  Organizational costs                                          4,856
  Fees and expenses of nonaffiliated trustees                  11,776
  Miscellaneous                                                19,088
                                                           ----------
  Total expenses                                                           $ 4,559,987
   Less fees paid indirectly                                                   (27,774)
                                                                           -----------
   Net expenses                                                            $ 4,532,213
                                                                           -----------
    Net investment loss                                                    $(2,195,415)
                                                                           -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                         $54,665,299
  Change in net unrealized gain on investments                             (14,506,701)
                                                                           -----------
  Net gain on investments                                                  $40,158,598
                                                                           -----------
  Net increase in net assets resulting from operations                     $37,963,183
                                                                           ===========


The accompanying notes are an integral part of these financial statements.   17

  Pioneer Small Company Fund
--------------------------------------------------------------------------------
  STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 4/30/98 and the Year Ended 10/31/97


                                                            Six Months
                                                               Ended           Year Ended
                                                              4/30/98           10/31/97
                                                           ------------       ------------
FROM OPERATIONS:
Net investment loss                                        $ (2,195,415)      $ (5,584,672)
Net realized gain on investments                             54,665,299         69,812,627
Change in net unrealized gain or loss on investments        (14,506,701)        65,111,218
                                                           ------------       ------------
  Net increase in net assets resulting from operations     $ 37,963,183       $129,339,173
                                                           ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain:
  Class A ($1.83 and $0.91 per share, respectively)        $(29,848,737)      $(15,757,933)
  Class B ($1.83 and $0.91 per share, respectively)         (32,228,495)       (15,659,376)
  Class C ($1.83 and $0.91 per share, respectively)          (2,149,245)        (1,198,552)
                                                           ------------       ------------
    Total distributions to shareholders                    $(64,226,477)      $(32,615,861)
                                                           ------------       ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                           $ 44,418,343       $ 81,888,958
Reinvestment of distributions                                55,328,291         28,220,336
Cost of shares repurchased                                  (69,239,713)      (124,997,871)
                                                           ------------       ------------
  Net increase (decrease) in net assets resulting from
    fund share transactions                                $ 30,506,921       $(14,888,577)
                                                           ------------       ------------
  Net increase in net assets                               $  4,243,627       $ 81,834,735
NET ASSETS:
Beginning of period                                         537,591,977        455,757,242
                                                           ------------       ------------
End of period (including accumulated net investment
  loss of $2,195,415 and $0, respectively)                 $541,835,604       $537,591,977
                                                           ------------       ------------

CLASS A                            '98 Shares    '98 Amount        '97 Shares    '97 Amount
                                   ----------    ------------      ----------   ------------
Share sold                          1,418,267    $ 19,100,671       4,220,016   $ 55,164,381
Reinvestment of distributions       2,150,568      27,355,224       1,162,079     14,305,198
Less shares repurchased            (2,835,374)    (38,331,563)     (6,412,012)   (86,801,534)
                                   ----------    ------------      ----------   ------------
  Net increase (decrease)             733,461    $  8,124,332      (1,029,917)  $(17,331,955)
                                   ==========    ============      ==========   ============
CLASS B
Shares sold                         1,601,368    $ 20,767,988       1,871,189   $ 24,706,488
Reinvestment of distributions       2,107,745      26,367,893       1,067,469     13,044,471
Less shares repurchased            (2,060,770)    (27,425,864)     (2,489,326)   (33,236,413)
                                   ----------    ------------      ----------   ------------
  Net increase                      1,648,343    $ 19,710,017         449,332   $  4,514,546
                                   ==========    ============      ==========   ============
CLASS C
Shares sold                           347,179    $  4,549,684         152,724   $  2,018,089
Reinvestment of distributions         128,209       1,605,174          71,249        870,667
Less shares repurchased              (258,167)     (3,482,286)       (372,397)    (4,959,924)
                                   ----------    ------------      ----------   ------------
  Net increase (decrease)             217,221    $  2,672,572        (148,424)  $ (2,071,168)
                                   ==========    ============      ==========   ============


18    The accompanying notes are an integral part of these financial statements.

  Pioneer Small Company Fund
--------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS 4/30/98
--------------------------------------------------------------------------------


                                                  Six Months                             11/2/95
                                                    Ended             Year Ended            to
                                                   4/30/98             10/31/97          10/31/96
                                                  ----------          ----------         ---------
CLASS A
Net asset value, beginning of period                $ 15.31            $  12.66           $  10.00
                                                    -------            --------           --------
Increase (decrease) from investment
  operations:
 Net investment income (loss)                       $ (0.04)           $  (0.11)          $   0.05
 Net realized and unrealized gain on
   investments                                         0.98                3.67               2.63
                                                    -------            --------           --------
    Net increase from investment
      operations                                    $  0.94            $   3.56           $   2.68
Distributions to shareholders:
 Net investment income                                    -                   -              (0.02)
 Net realized gain                                    (1.83)              (0.91)                 -
                                                    -------            --------           --------
Net increase (decrease) in net asset value          $ (0.89)           $   2.65           $   2.66
                                                    -------            --------           --------
Net asset value, end of period                      $ 14.42            $  15.31           $  12.66
                                                    =======            ========           ========
Total return*                                          7.76%              29.88%             26.87%
Ratio of net expenses to average net assets            1.40%**+            1.49%+             1.54%**+
Ratio of net investment income (loss) to
  average net assets                                  (0.49)%**+          (0.76)%+            0.34%**+
Portfolio turnover rate                                  58%**               57%                43%**
Average brokerage commission per share              $0.0516            $ 0.0497           $ 0.0471
Net assets, end of period (in thousands)           $248,110            $252,177           $221,601
Ratios assuming no waiver of management
  fees and assumption of expenses by PMC
  and no reduction for fees paid indirectly:
 Net expenses                                          1.40%**             1.49%              1.55%**
 Net investment income (loss)                         (0.49)%**           (0.76)%             0.33%**
Ratios assuming waiver of management fees
  and assumption of expenses by PMC and
  reduction for fees paid indirectly:
 Net expenses                                          1.39%**             1.48%              1.51%**
 Net investment income (loss)                         (0.48)%**           (0.75)%             0.37%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.   19

  Pioneer Small Company Fund
--------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS 4/30/98
--------------------------------------------------------------------------------


                                                   Six Months                              11/2/95
                                                     Ended             Year Ended             to
                                                    4/30/98             10/31/97           10/31/96
                                                   ----------          ----------          --------
CLASS B
Net asset value, beginning of period                $  15.10            $  12.59           $  10.00
                                                    --------            --------           --------
Increase (decrease) from investment
  operations:
 Net investment loss                                $  (0.07)           $  (0.20)          $  (0.01)
 Net realized and unrealized gain on
   investments                                          0.94                3.62               2.62
                                                    --------            --------           --------
    Net increase from investment
      operations                                    $   0.87            $   3.42           $   2.61
Distributions to shareholders:
 In excess of net investment income                        -                   -              (0.02)
 Net realized gain                                     (1.83)              (0.91)                 -
                                                    --------            --------           --------
Net increase (decrease) in net asset value          $  (0.96)           $   2.51           $   2.59
                                                    --------            --------           --------
Net asset value, end of period                      $  14.14            $  15.10           $  12.59
                                                    ========            ========           ========
Total return*                                           7.36%              28.88%             26.09%
Ratio of net expenses to average net assets             2.11%**+            2.19%+             2.26%**+
Ratio of net investment loss to average net
  assets                                               (1.19)%**+          (1.46)%+           (0.42)%**+
Portfolio turnover rate                                   58%**               57%                43%**
Average brokerage commission per share              $ 0.0516            $ 0.0497           $ 0.0471
Net assets, end of period (in thousands)            $273,860            $267,489           $217,346
Ratios assuming no waiver of management
  fees and assumption of expenses by PMC
  and no reduction for fees paid indirectly:
 Net expenses                                           2.11%**             2.19%              2.27%**
 Net investment loss                                   (1.19)%**           (1.46)%            (0.43)%**
Ratios assuming waiver of management fees
  and assumption of expenses by PMC and
  reduction for fees paid indirectly:
 Net expenses                                           2.10%**             2.18%              2.23%**
 Net investment loss                                   (1.18)%**           (1.45)%            (0.39)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.


20    The accompanying notes are an integral part of these financial statements.

  Pioneer Small Company Fund
--------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS 4/30/98
--------------------------------------------------------------------------------


                                                   Six Months                           1/31/96
                                                     Ended           Year Ended           to
                                                    4/30/98           10/31/97         10/31/96
                                                   ---------         ---------         --------
CLASS C
Net asset value, beginning of period                $ 15.11           $ 12.59           $ 11.01
                                                    -------           -------           -------
Increase (decrease) from investment
  operations:
 Net investment loss                                $ (0.06)          $ (0.21)          $ (0.03)
 Net realized and unrealized gain on
   investments                                         0.93              3.64              1.61
                                                    -------           -------           -------
    Net increase from investment
      operations                                    $  0.87           $  3.43           $  1.58
Distributions to shareholders:
 Net realized gain                                    (1.83)            (0.91)                -
                                                    -------           -------           -------
Net increase (decrease) in net asset value          $ (0.96)          $  2.52           $  1.58
                                                    -------           -------           -------
Net asset value, end of period                      $ 14.15           $ 15.11           $ 12.59
                                                    =======           =======           =======
Total return*                                          7.36%            28.96%            14.35%
Ratio of net expenses to average net assets            2.11%**+          2.17%+            2.25%**+
Ratio of net investment loss to average net
  assets                                              (1.20)%**+        (1.44)%+          (0.45)%**+
Portfolio turnover rate                                  58%**             57%               43%**
Average brokerage commission per share              $0.0516           $0.0497           $0.0471
Net assets, end of period (in thousands)            $19,866           $17,927           $16,811
Ratios assuming reduction for fees paid
  indirectly:
 Net expenses                                          2.10%**           2.16%             2.21%**
 Net investment loss                                  (1.19)%**         (1.43)%           (0.41)%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
 +  Ratio assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.   21

  Pioneer Small Company Fund
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS 4/30/98
--------------------------------------------------------------------------------


1. Organization and Significant Accounting Policies

Pioneer Small Company Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation.

The Fund offers three classes of shares--Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation
  Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

  Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

  Pioneer Small Company Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


B. Federal Income Taxes
  It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

  The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

C. Fund Shares
  The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations, are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $59,721 in underwriting commissions on the sale of fund shares during the six months ended April 30, 1998.

D. Class Allocations
  Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

  Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

  Pioneer Small Company Fund
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS 4/30/98                            (continued)
--------------------------------------------------------------------------------

E. Deferred Organization Costs
  The costs incurred by the Fund in connection with its organization have been deferred and are amortized on a straight-line basis over a period of up to five years. If Pioneering Management Corporation (PMC) redeems any of its initial investment prior to the end of the amortization period, the redemption proceeds will be decreased by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share is derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.

2. Management Agreement
PMC, the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.85% of the Fund's average daily net assets.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At April 30, 1998, $384,417 was payable to PMC related to management fees and certain other services.

3. Transfer Agent
PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $73,342 in transfer agent fees payable to PSC at April 30, 1998.

4. Distribution Plans
The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $286,146 in distribution fees payable to PFD at April 30, 1998.

  Pioneer Small Company Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 1998, CDSCs in the amount of $308,721 were paid to PFD.

5. Expense Offsets
The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended April 30, 1998, the Fund's expenses were reduced by $27,774 under such arrangements.

6. Line Of Credit Facility
The Fund, along with certain others in the Pioneer Family of Funds (the "Funds"), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended April 30, 1998, there were no borrowings under this agreement.

7. Affiliated Companies
The Fund primarily invests in smaller capitalized company securities that tend to be more sensitive to changes in earnings expectations and have lower trading volumes than mid to large capitalized company securities, and as a result, they may experience more abrupt and erratic price movements. The Fund's investment in these smaller capitalized companies may exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of April 30, 1998:

  Pioneer Small Company Fund
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS 4/30/98                            (continued)
--------------------------------------------------------------------------------


                                                                        Dividend
Affiliates                                Purchases         Sales        Income         Value
-----------------------------------------------------------------------------------------------
Acme Electric Corp.                    $        --      $       --     $    --     $  2,909,156
Anacomp, Inc.                                   --              --          --       12,880,230
Boca Research, Inc.                        542,813          83,247          --        3,846,656
Broadway & Seymour, Inc.                   556,960         133,121          --        5,424,300
Buttrey Food & Drug Stores Co.                  --              --          --        8,334,125
Catherines Stores Corp.                         --         648,728          --        5,227,500
Chart House Enterprises, Inc.            4,457,780              --          --        5,877,300
Chic by H.I.S., Inc.                            --       2,703,109       4,980        4,170,750
Cohr, Inc.                               5,540,502              --          --        4,066,406
Crown Vantage, Inc.                             --              --          --        6,556,725
Dataflex Corp.                                  --         225,305          --        1,431,281
Donnkenny, Inc.                            687,032              --          --        3,448,750
Ferrofluidics Corp.                        175,000              --          --        2,005,000
INTERLINQ Software Corp.                        --              --          --        3,267,469
InterTAN, Inc.                                  --              --          --        7,357,500
Jan Bell Marketing, Inc.                        --              --          --       14,098,712
Kentucky Electric Steel, Inc.                   --              --          --        2,970,400
Marisa Christina, Inc.                          --              --          --        2,484,984
Meridian Data, Inc.                             --       1,358,707          --        3,627,000
NAI Technologies, Inc.                     601,533              --          --        2,443,750
Nashua Corp.                                    --              --          --        8,064,187
Phar-Mor, Inc.                                  --         814,035          --       12,521,050
River Oaks Furniture, Inc.                      --              --          --                0
Salient 3 Communications Inc.              455,000              --      82,911        4,508,518
Signal Technology Corp.                         --         210,748          --        3,790,200
Specialty Chemical Resources, Inc.              --              --          --          387,000
The Leslie Fay Company, Inc.               750,000              --          --        4,914,000
Transmedia Network Inc.                    169,520              --          --        5,810,025
Uniroyal Technology Corp.                   44,312              --          --       11,756,250
Uranium Resources, Inc.                  2,091,157              --          --        1,803,375
WLR Foods, Inc.                          3,615,567              --          --        5,552,209
Work Group Technology Corp.                     --              --          --        2,827,125
                                       -----------      ----------     -------     ------------
                                       $19,687,176      $6,177,000     $87,891     $164,361,933
                                       ===========      ==========     =======     ============

  Pioneer Small Company Fund
--------------------------------------------------------------------------------
  REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------


To the Shareholders and the Board of Trustees of Pioneer Small Company Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Small Company Fund as of April 30, 1998, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Small Company Fund as of April 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP


Boston, Massachusetts
June 5, 1998

  Pioneer Small Company Fund
--------------------------------------------------------------------------------
  TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------


 Trustees                             Officers
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                           President
Richard H. Egdahl, M.D.               David D. Tripple, Executive Vice President
Margaret B.W. Graham                  Todd E. Grady, Vice President
John W. Kendrick                      William H. Keough, Treasurer
Marguerite A. Piret                   Joseph P. Barri, Secretary
David D. Tripple
Stephen K. West
John Winthrop
Investment Adviser
Pioneering Management Corporation

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

--------------------------------------------------------------------------------
  THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.


Growth Funds                          Income Funds
Global/International                  Taxable
Pioneer Emerging Markets Fund         Pioneer America Income Trust
Pioneer Europe Fund                   Pioneer Bond Fund
Pioneer Gold Shares                   Pioneer Short-Term Income Trust
Pioneer International Growth Fund
Pioneer World Equity Fund             Tax-Exempt
                                      Pioneer Intermediate Tax-Free Fund
                                      Pioneer Tax-Free Income Fund
United States
Pioneer Capital Growth Fund
Pioneer Growth Shares                 Money Market Fund
                                      Pioneer Cash Reserves Fund
Pioneer Micro-Cap Fund
Pioneer Mid-Cap Fund
Pioneer Small Company Fund

Growth and Income Funds
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II

--------------------------------------------------------------------------------
  HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com

This report must be preceded or accompanied by a current
Fund prospectus.


[LOGO]PIONEER  Pioneer Funds Distributor, Inc.
               60 State Street                   0698 - 5285
               Boston, Massachusetts 02109       (C) Pioneer Funds Distributor, Inc.
               www.pioneerfunds.com              (recycle) Printed on Recycled Paper